As filed with the Securities and Exchange Commission on February 25, 2009

File Nos. 333-117063
811-21597

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.   7

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.   9

PRIMECAP Odyssey Funds
(Exact Name of Registrant as Specified in its Charter)

225 South Lake Avenue, Suite 400, Pasadena, CA 91101-3005
(Address of Principal Executive Office)

(626) 304-9222
(Registrant's Telephone Number, Including Area Code)

David H. Van Slooten, Secretary
225 South Lake Avenue, Suite 400, Pasadena, CA 91101-3005
(Name and Address of Agent for Service)

Copy to:
Michael Glazer
Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street, Los Angeles, California 90071

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to Rule 485 (b)
☒	On February 28, 2009, pursuant to Rule 485(b)
☐	60 days after filing pursuant to Rule 485(a)(1)
☐	On ____________, pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485(a)(2)
☐	On ____________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund
PRIMECAP Odyssey Growth Fund
PRIMECAP Odyssey Aggressive Growth Fund

Prospectus

February 28, 2009

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	Table of Contents

Prospectus	Risk/Return Summary and Fund Expenses
February 28, 2009	PRIMECAP Odyssey Stock Fund	2
	PRIMECAP Odyssey Growth Fund	5
	PRIMECAP Odyssey Aggressive Growth Fund	8
	Investment Objectives, Principal Strategies, and Principal Risks	11
	Fund Management	13
	Shareholder Information Pricing of Shares	16
	Fair Value Purchasing and Adding to Your Shares	16 16
	Selling Your Shares	20
	Dividends, Distributions, and Taxes	23
	Other Information	24
	Household Mailings	24
	Financial Highlights	25
	Privacy Notice	28

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (each a “Fund” and collectively the “Funds”) are series of PRIMECAP Odyssey Funds (the “Trust”). PRIMECAP Management Company (the “Advisor”) is the investment advisor for the Funds.

Risk/Return Summary and Fund Expenses	PRIMECAP Odyssey Stock Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Primary Investment Strategies

The Fund invests mainly in stocks of U.S. companies, emphasizing those companies with financial results which the Advisor believes will evolve materially better than consensus expectations. Through its research, the Advisor identifies stocks that it believes over a three- to five-year time frame will outperform the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Advisor looks for companies that will grow faster and/or will be more profitable than their current market valuations suggest, and for companies with asset values that are not adequately reflected in their stock prices. The Fund invests at least 80% of its assets in stocks (the Fund will provide its shareholders with at least 60 days’ prior notice of any change in this non-fundamental investment policy) and may invest in publicly-traded companies of any size and in foreign companies.

Primary Risks

You may lose money by investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

•
Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.  The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.

•
Investment style risk, which is the chance that returns from the mix of small-, mid-, and large-cap stocks in the Fund’s portfolio will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Additionally, from time to time, growth stocks may be more volatile than the overall stock market.

•	Manager risk, which is the chance that, as a result of poor security selection by the Advisor, the Fund may underperform other funds with a similar investment objective.

•
Foreign securities risk, which is the chance that the value of foreign securities will be adversely affected by the political and economic environments and other overall economic conditions in the countries where the Fund invests. Investing in foreign securities involves: country risk, which is the chance that domestic events—such as political upheaval, financial troubles, or natural disasters—will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Fund Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates the Fund’s total return for the calendar years shown below. The table illustrates the Fund’s average annual return over time compared with a domestic broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

2

Risk/Return Summary and Fund Expenses	PRIMECAP Odyssey Stock Fund

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

Calendar Year Total Return

During the period shown in the bar chart, the Fund’s highest quarterly return was 8.04% for the quarter ended June 30, 2007, and the lowest quarterly return was -21.90% for the quarter ended December 31,  2008.

Average Annual Total Returns as of December 31, 2008
		Annualized Since Inception
	1 Year	(11/1/2004)
PRIMECAP Odyssey Stock Fund
Return Before Taxes	-33.27%	-0.95%
Return After Taxes on Distributions(1)	-33.34%	-1.05%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-21.54%	-0.77%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(2)	-37.00%	-3.33%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

(2) The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized companies. The figures above reflect reinvestment of all dividends but do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in an index.

3

Risk/Return Summary and Fund Expenses	PRIMECAP Odyssey Stock Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid Directly From Your Investment)		Annual Fund Operating Expenses(2) (Deducted From Fund Assets)
Sales charge on purchases or reinvested dividends	None	Management fees	0.57%
Redemption or exchange fees (as a percentage of amount redeemed or exchanged) (1)	2.00%	Other expenses	0.22%
		Acquired fund fees and expenses (money market)(3)	0.02%
		Total annual Fund operating expenses	0.81%

(1)
A redemption/exchange fee of 2.00% may be charged for any shares redeemed or exchanged within 60 days after the date they were acquired. The fee does not apply to shares purchased through reinvested dividends or capital gains. For a more detailed description of the Fund’s policy on redemption fees, see “Redemption Fees” later in this prospectus.  Shareholders will be charged a fee by the transfer agent for outgoing wire transfers, returned checks, and stop payment orders.

(2)	Based on actual expenses incurred during the fiscal year ended October 31, 2008.

(3)
The Fund invests a portion of its cash balance and daily inflows into an interest-bearing money market fund.  Acquired fund fees and expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Funds”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Funds. Acquired fund fees and expenses are reflected in each Acquired Fund’s net asset value. The ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus does not include Acquired fund fees and expenses. Without Acquired fund fees and expenses, the total annual Fund operating expenses would have been 0.79%.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you reinvest all dividends and capital gain distributions, and that the Fund’s operating expenses remain the same as shown above. The example does not reflect the effect of any taxable gain or loss at the time of the redemption.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

4

Risk/Return Summary and Fund Expenses	PRIMECAP Odyssey Growth Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Primary Investment Strategies

The Fund invests mainly in stocks of U.S. companies, emphasizing those companies with above average earnings growth potential that is not reflected in their current market prices. These stocks typically provide little current income. The Fund’s portfolio consists predominantly of mid- and large-cap stocks and may include stocks of foreign companies. Through its research, the Advisor identifies stocks that it believes over a three- to five-year time frame will outperform the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large
U.S. companies.

Primary Risks

You may lose money by investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

•
Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.  The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.

•
Investment style risk, which is the chance that returns from mid- and large-cap stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. Additionally, from time to time, growth stocks may be more volatile than the overall stock market.

•	Manager risk, which is the chance that, as a result of poor security selection by the Advisor, the Fund may underperform other funds with a similar investment objective.

•
Foreign securities risk, which is the chance that the value of foreign securities will be adversely affected by the political and economic environments and other overall economic conditions in the countries where the Fund invests. Investing in foreign securities involves: country risk, which is the chance that domestic events—such as political upheaval, financial troubles, or natural disasters—will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Fund Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates the Fund’s total return for the calendar years shown below. The table illustrates the Fund’s average annual return over time compared with a domestic broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

5

Risk/Return Summary and Fund Expenses	PRIMECAP Odyssey Growth Fund

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

Calendar Year Total Return

During the period shown in the bar chart, the Fund’s highest quarterly return was 7.43% for the quarter ended March 31, 2006, and the lowest quarterly return was -20.75% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2008
		Annualized Since Inception
	1 Year	(11/1/2004)
PRIMECAP Odyssey Growth Fund
Return Before Taxes	-34.25%	-0.73%
Return After Taxes on Distributions(1)	-34.30%	-0.82%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-22.23%	-0.62%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(2)	-37.00%	-3.33%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

(2) The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized companies. The figures above reflect reinvestment of all dividends but do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in an index.

6

Risk/Return Summary and Fund Expenses	PRIMECAP Odyssey Growth Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid Directly From Your Investment)		Annual Fund Operating Expenses(2) (Deducted From Fund Assets)
Sales charge on purchases or reinvested dividends	None	Management fees	0.56%
Redemption or exchange fees (as a percentage of amount redeemed or exchanged) (1)	2.00%	Other expenses	0.15%
		Acquired fund fees and expenses (money market)(3)	0.02%
		Total annual Fund operating expenses	0.73%

(1)
A redemption/exchange fee of 2.00% may be charged for any shares redeemed or exchanged within 60 days after the date they were acquired. The fee does not apply to shares purchased through reinvested dividends or capital gains. For a more detailed description of the Fund’s policy on redemption fees, see “Redemption Fees” later in this prospectus.  Shareholders will be charged a fee by the transfer agent for outgoing wire transfers, returned checks, and stop payment orders.

(2)	Based on actual expenses incurred during the fiscal year ended October 31, 2008.

(3)
The Fund invests a portion of its cash balance and daily inflows into an interest-bearing money market fund.  Acquired fund fees and expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Funds”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Funds. Acquired fund fees and expenses are reflected in each Acquired Fund’s net asset value. The ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus does not include Acquired fund fees and expenses. Without Acquired fund fees and expenses, the total annual Fund operating expenses would have been 0.71%.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you reinvest all dividends and capital gain distributions, and that the Fund’s operating expenses remain the same as shown above. The example does not reflect the effect of any taxable gain or loss at the time of the redemption.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

7

Risk/Return Summary and Fund Expenses	PRIMECAP Odyssey Aggressive Growth Fund

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Primary Investment Strategies

The Fund invests mainly in stocks of U.S. companies, emphasizing those companies with prospects for rapid earnings growth. These stocks typically provide little current income. The Fund’s portfolio consists predominantly of small- and mid-cap stocks and may include stocks of foreign companies. Through its research and its evaluation of the relationship between growth prospects and valuation, the Advisor identifies stocks that it believes over a three- to five-year time frame will outperform the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Primary Risks

You may lose money by investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

•
Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.  The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.

•
Investment style risk, which is the chance that returns from small- and mid-cap stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Additionally, from time to time, growth stocks may be more volatile than the overall stock market.

•	Manager risk, which is the chance that, as a result of poor security selection by the Advisor, the Fund may underperform other funds with a similar investment objective.

•
Foreign securities risk, which is the chance that the value of foreign securities will be adversely affected by the political and economic environments and other overall economic conditions in the countries where the Fund invests. Investing in foreign securities involves: country risk, which is the chance that domestic events—such as political upheaval, financial troubles, or natural disasters—will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Fund Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates the Fund’s total return for the calendar years shown below. The table illustrates the Fund’s average annual return over time compared with a domestic broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8

Risk/Return Summary and Fund Expenses	PRIMECAP Odyssey Aggressive Growth Fund

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

Calendar Year Total Return

During the period shown in the bar chart, the Fund’s highest quarterly return was 10.15% for the quarter ended December 31, 2006, and the lowest quarterly return was -18.85% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2008
		Annualized Since Inception
	1 Year	(11/1/2004)
PRIMECAP Odyssey Aggressive Growth Fund
Return Before Taxes	-34.60%	-1.25%
Return After Taxes on Distributions(1)	-34.60%	-1.36%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-22.49%	-1.07%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(2)	-37.00%	-3.33%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

(2) The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized companies. The figures above reflect reinvestment of all dividends but do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in an index.

9

Risk/Return Summary and Fund Expenses	PRIMECAP Odyssey Aggressive Growth Fund

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid Directly From Your Investment)		Annual Fund Operating Expenses(2) (Deducted From Fund Assets)
Sales charge on purchases or reinvested dividends	None	Management fees	0.57%
Redemption or exchange fees (as a percentage of amount redeemed or exchanged) (1)	2.00%	Other expenses	0.21%
		Acquired Fund fees and expenses (money market)(3)	0.02%
		Total annual Fund operating expenses	0.80%

(1)
A redemption/exchange fee of 2.00% may be charged for any shares redeemed or exchanged within 60 days after the date they were acquired. The fee does not apply to shares purchased through reinvested dividends or capital gains. For a more detailed description of the Fund’s policy on redemption fees, see “Redemption Fees” later in this prospectus.  Shareholders will be charged a fee by the transfer agent for outgoing wire transfers, returned checks, and stop payment orders.

(2)	Based on actual expenses incurred during the fiscal year ended October 31, 2008.

(3)
The Fund invests a portion of its cash balance and daily inflows into an interest-bearing money market fund.  Acquired fund fees and expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Funds”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Funds. Acquired fund fees and expenses are reflected in each Acquired Fund’s net asset value. The ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus does not include Acquired fund fees and expenses. Without Acquired fund fees and expenses, the total annual Fund operating expenses would have been 0.78%.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you reinvest all dividends and capital gain distributions, and that the Fund’s operating expenses remain the same as shown above. The example does not reflect the effect of any taxable gain or loss at the time of the redemption.

Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

10

Investment Objectives, Principal Strategies, and Principal Risks

Investment Objectives

Each Fund’s fundamental investment objective is long-term capital appreciation. The following sections further explain the primary investment strategies that PRIMECAP Management Company, the Funds’ investment advisor (the “Advisor”), uses in pursuit of each Fund’s objective and the major risks to which investment in the Funds is subject. PRIMECAP Odyssey Funds’ Board of Trustees, which oversees management of the Funds, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Principal Strategies

Stocks of publicly traded companies are often classified according to the total market value of the companies’ outstanding stock—or “market capitalization” —as small-cap, mid-cap, or large-cap stocks. Market capitalization ranges change over time, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap stocks. The Advisor currently defines small-cap stocks as stocks of companies with market capitalizations less than $1 billion, mid-cap stocks as stocks of companies with market capitalizations ranging from $1 billion to $15 billion, and large-cap stocks as stocks of companies with market capitalizations above $15 billion.

The Advisor selects common stocks that it believes will have future financial results that are not reflected in the current market prices. Stocks selected for a Fund generally are issued by companies that have strong positions within their industries, improving returns on equity, good long-term prospects for well-above-average growth in sales or earnings, and capable management teams.

Through careful analysis, the Advisor attempts to quantify a company’s “fundamental value.” The Advisor compares the fundamental value with the market price of the company’s stock. The Advisor then decides whether to purchase the stock mainly on the basis of how attractive this comparison is in relation to the comparison for other potential investments. Because a Fund’s selections are determined by an analysis of each individual stock, a Fund’s makeup may differ substantially from the overall market’s characteristics. For example, the proportion of a Fund’s assets invested in a particular industry may be significantly greater or less than that industry’s proportion of the overall stock market. The Advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, a Fund’s cash levels will increase.

Although each Fund invests with a long-term horizon of three to five years, the Advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.

Although the Funds invest mainly in U.S. stocks, each may invest substantial assets in foreign securities traded on U.S. or foreign markets.

Any Fund may temporarily depart from its normal investment policies—for instance, by allocating substantial assets to cash investments—in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

Principal Risks

In general, the higher the risk of losing money, the higher the potential reward. The reverse also is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any of the Funds, you should take into account your personal tolerance for daily fluctuations in the price of your Fund shares. In addition to the risks described above under “Risk/Return Summary and Fund Expenses,” the Funds are subject to the following risks.

11

Investment Objectives, Principal Strategies, and Principal Risks

Risks of Individual Companies (All Funds). The prices of each of the stocks held by a Fund may decline in response to certain events, including those directly involving the companies issuing the securities owned by the Fund; conditions affecting the general economy; local, regional or global political, social or economic instability; and currency and interest rate fluctuations.  Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks.  In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of those companies.  These market conditions add significantly to the risk of short term volatility of a Fund.

Risks of Growth Stocks (All Funds). Growth stocks are likely to be more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform the market as a whole in bull markets and underperform the market as a whole in declining markets. Of course, there is no guarantee that this pattern will continue in the future.

Risks of Mid-Cap Stocks (All Funds). Stocks of mid-sized companies may present greater opportunities than larger and more established companies for capital appreciation because of high potential earnings growth. But they also involve greater risk. Their stocks may trade less frequently or in limited volume, may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

Risks of Foreign Stocks (All Funds). To the extent that it owns foreign stocks, a Fund is subject to the following additional risks: country risk, which is the chance that domestic events—such as political upheaval, financial troubles, or natural disasters—will weaken a country’s securities markets; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Risks of Small-Cap Stocks (All Funds). Stocks of smaller and newer companies may present greater opportunities than larger and more established companies for capital appreciation because of high potential earnings growth. But they also involve greater risk. Such companies may have limited product lines, markets, or financial resources, or may depend on a small group of key managers. Their stocks may trade less frequently or in limited volume, or only in the over-the-counter market or on a regional stock exchange. As a result, these stocks may fluctuate in value more than mid-cap stocks and stocks of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

12

Fund Management

The Funds

The Funds are series of PRIMECAP Odyssey Funds, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor and the Funds’ distributor and administrator. The Trust’s officers conduct and supervise its daily business operations.

Portfolio Holdings

The Funds’ portfolio holdings are disclosed quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semiannual Report to Fund shareholders, and in the quarterly holdings reports filed with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Annual and Semiannual Reports are available by contacting the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 729-2307. In addition, the Funds may choose to disclose their calendar quarter-end holdings and certain other portfolio characteristics on the Funds’ website at www.odysseyfunds.com within 30 calendar days after the calendar quarter-end. The calendar quarter-end holdings for the Funds will remain posted on the website at least until the date of the next required regulatory filing with the SEC. Additionally, the Funds may choose to disclose end-of-month holdings within 30 calendar days of the month-end. Portfolio holdings information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the website. A more detailed description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website.

The Advisor

PRIMECAP Management Company, 225 South Lake Avenue, Suite 400, Pasadena, California 91101, investment advisor to all three Funds, is an investment advisory firm founded in 1983. The Advisor also provides investment advisory services to other mutual funds, endowment funds, employee benefit plans, and foundations. As of December 31, 2008, the Advisor managed approximately $45 billion in assets. For its services to the Funds, the Advisor receives a fee paid monthly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the fiscal year ended October 31, 2008, the Advisor received advisory fees of 0.57%, 0.56%, and 0.57%, of the average daily net assets of the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund, respectively.

The Advisor is authorized to choose broker-dealers to handle the purchase and sale of each Fund’s securities and seeks to obtain the best available price and most favorable execution for all transactions. In seeking to obtain better execution of a transaction, the Advisor may at times choose brokers which charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, the Advisor is authorized to choose a broker that has provided value-added research services to the Advisor.

A discussion regarding the basis for the Board of Trustees’ approval of the Trust’s investment advisory agreement with the Advisor is in the Annual Report to shareholders for the fiscal year ended October 31, 2008.

13

Fund Management

The portfolio managers primarily responsible for overseeing the Funds’ investments are:

•
Howard B. Schow, Chairman and Co-Founder of PRIMECAP Management Company. Mr. Schow co-founded PRIMECAP Management Company in September 1983. Previously, he spent twenty-seven years with Capital Group, Inc., most recently as Chairman of the Board of Capital Research and Management Company. From 1966 to 1982, he served as Chairman of its Investment Committee. He was President, a Founder, and Lead Portfolio Counselor of AMCAP Fund. He was also a portfolio counselor of Investment Company of America and American Mutual Fund, two other mutual funds managed by Capital Research and Management Company. He has been a portfolio manager since 1962. Mr. Schow is a graduate of Williams College and the Harvard Graduate School of Business Administration. He is a Chartered Financial Analyst and a member of the Los Angeles Society of Financial Analysts.

•
Mitchell J. Milias, Vice Chairman and Co-Founder of PRIMECAP Management Company. Mr. Milias co-founded PRIMECAP Management Company in September 1983. Previously, he was a portfolio manager, Senior Vice President, and Director of Capital Guardian Trust Company. He has been a portfolio manager since 1967. A graduate of Stanford University and Harvard Graduate School of Business Administration, he is a Chartered Financial Analyst, a member of the Los Angeles Society of Financial Analysts, and a Past President of the Denver Society of Security Analysts.

•
Theo A. Kolokotrones, President and Co-Founder of PRIMECAP Management Company. Mr. Kolokotrones co-founded PRIMECAP Management Company in September 1983. Previously, he spent six years at Capital Research Company, most recently as Senior Vice President. He has held portfolio management responsibilities since 1979. From 1970 to 1977, he was Vice President and Senior Financial Analyst at Smith Barney, Harris Upham and Company in New York. Mr. Kolokotrones is a graduate of the University of Chicago and the Harvard Graduate School of Business Administration.

•
Joel P. Fried, Executive Vice President of PRIMECAP Management Company. Mr. Fried joined PRIMECAP Management Company in June 1986. Prior to joining PRIMECAP, he spent one year as a financial analyst with Hughes Investment Management Company, a wholly-owned subsidiary of Hughes Aircraft. Mr. Fried received his undergraduate degree in Economic Systems/Science from the University of California, Los Angeles and is a graduate of the Anderson Graduate School of Management at UCLA.

•
Alfred W. Mordecai, Executive Vice President of PRIMECAP Management Company. Mr. Mordecai joined PRIMECAP Management Company in August 1997. In 1996, he was an associate at McKinsey and Company. From 1990 to 1995, he worked as a nuclear engineer and program manager for the Naval Nuclear Propulsion Directorate, a joint U.S. Navy and Department of Energy organization. Mr. Mordecai graduated with a degree in Mechanical Engineering from Duke University. He has a master’s degree in Systems Engineering from Virginia Polytechnic Institute and State University and is a graduate of the Harvard Graduate School of Business Administration.

Each of these five portfolio managers independently manages a portion of the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. Each of Messrs. Schow, Kolokotrones, Fried, and Mordecai independently manages a portion of the PRIMECAP Odyssey Aggressive Growth Fund. Each of these portfolio managers has managed his respective portions of the Funds since their inception. A small portion of each Fund’s assets may be managed by individuals in the Advisor’s research department.

14

Fund Management

PRIMECAP Management Company and its managers have received numerous awards and recognitions, including the following:

•	Morningstar awarded Messrs. Schow, Kolokotrones, and Fried its Domestic Equity Fund Manager of the Year Award in 2003.

•	Morningstar named Messrs. Schow, Kolokotrones, and Fried as runners-up to its Fund Manager of the Year Award in 2000, 1999, and 1997.

•	Mutual Funds Magazine named Messrs. Schow and Kolokotrones as Domestic Managers of the Year for 1997.

•
Lipper awarded its 2003 Performance Achievement Certificate for Number One Multi-Cap Core Fund for the Five-Year Period Ending December 31, 2003 to a mutual fund for which PRIMECAP Management Company serves as the portfolio manager.

•
Lipper awarded its 2000 Performance Achievement Award for #1 Performing Multi-Cap Core Fund for Ten and Fifteen Years to a mutual fund for which PRIMECAP Management Company serves as the portfolio manager.

•
Lipper awarded its 1999 Performance Achievement Certificate for Number One Multi-Cap Core Fund for the Fifteen-Year Period Ending December 31, 1999 to a mutual fund for which PRIMECAP Management Company serves as the portfolio manager.

•
Mutual funds managed by PRIMECAP Management Company were named to the Money 100 for 2003, 2002, and 2001 based on Money Magazine’s evaluation of the mutual funds’ performance, expenses, and other factors.

The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Administrator”) is the Funds’ administrator; its address is 2020 East Financial Way, Ste. 100, Glendora, California 91741. The Administrator also serves as the Funds’ transfer agent from its offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, is the Funds’ distributor; its address is also 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Bank of New York Mellon Corporation is the custodian of the Funds’ assets and employs foreign sub-custodians to provide custody of the Funds’ foreign assets. Its address is One Wall Street, New York, New York 10286.

The SAI has more information about the Advisor and the Funds’ other service providers.

15

Shareholder Information

Pricing of Shares

The price of a Fund’s shares is based on its per share net asset value (“NAV”). The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund. Each Fund calculates its NAV once daily at the close of public trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on days that the Exchange is open for trading.

The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the NAV next calculated after your order is received by the Funds’ transfer agent with complete information and meeting all the requirements discussed in this prospectus. Applications for purchases of shares and requests for redemption of shares received after the close of trading on the Exchange will be based on the NAV determined as of the close of trading on the next day the Exchange is open.

Each Fund values its investments at their market value. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Some of the Funds’ investments may consist of securities listed on foreign exchanges which trade on Saturdays or other U.S. business holidays. Since the Funds do not typically calculate their NAVs on Saturdays or other U.S. business holidays, the values of the Funds’ redeemable securities may be affected on days when shareholders do not have access to the Funds.

Fair Value

In certain situations, the securities in which the Funds invest may not have readily available market quotations. The Board of Trustees has adopted procedures for valuing securities if there are assets for which reliable market quotations are not readily available, or for which the Funds’ pricing service does not provide a valuation or provides a valuation that, in the judgment of the Advisor, does not represent fair value. If this occurs, the Valuation Committee will value these assets in consultation with the Advisor. The fair value of securities is subjective in nature, involving greater reliance on judgment than securities that have readily available market quotations. The fair value price of a security used by a Fund to calculate its NAV may differ materially from the quoted or published market price for that same security. In addition, there is no assurance that a Fund can purchase or sell portfolio securities at the fair value price used to calculate the Fund’s NAV.

Purchasing and Adding to Your Shares

To purchase shares of a Fund, please call (800) 729-2307 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time to obtain an account application or visit the Funds’ website at www.odysseyfunds.com. Please complete the account application and deliver it to the Funds’ transfer agent as required by the application. You may pay by a check with the application, or by a wire transfer of funds as described below. You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

You may also purchase additional shares of the Funds by telephone by checking the appropriate box on your account application form authorizing telephone purchases. If your account has been open for at least 15 days, call the Funds toll free at (800) 729-2307 and you will be allowed to move money from your bank account to your account upon request. Shares of the Funds will be purchased in your account at the NAV determined on the day your order is placed. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

16

Shareholder Information

All purchases by check must be in U.S. dollars drawn on a U.S. bank. The Funds will not accept payment in cash or money orders. The Funds also will not accept cashiers’ checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. The transfer agent may charge a $25.00 fee against a shareholder account, in addition to any loss sustained by the Funds, for any payment that is returned. The Funds’ transfer agent credits shares to your account and does not issue stock certificates. The Funds and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of a Fund’s shares.

Shares of the Funds have not been registered for sale outside the United States.  The PRIMECAP Odyssey Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Price of Shares

Each Fund sells shares without a sales charge at the NAV which is next computed (1) after the Fund’s transfer agent receives your order directly in proper form (which generally means a completed application form together with a negotiable check in U.S. dollars or a wire transfer of funds); or (2) after your broker (or the broker’s authorized agent) receives the order. You may pay a fee if you buy Fund shares through a broker or agent.

Minimum Initial Investment

The minimum initial investment in a Fund is $2,000 for regular accounts and $1,000 for retirement accounts; subsequent investments must be at least $150. Each Fund may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.

Mail

To purchase by mail, you should:

•	Complete and sign the account application;

•	To open an account, write a check payable to “PRIMECAP Odyssey Funds”; and

•	Send your account application and check or exchange request to one of the following addresses:

For regular mail delivery

PRIMECAP Odyssey Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

For overnight delivery

PRIMECAP Odyssey Funds
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207

17

Shareholder Information

The U.S. Postal Service or other independent delivery services are not the Funds’ agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Fund Services, LLC post office box of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Funds.

Exchanges of Shares

Generally, you may exchange your shares of a Fund for shares of any other Fund. However, each Fund may assess a 2.00% redemption fee based on the total value of shares that are redeemed from, or exchanged out of, that Fund if you have held those shares for fewer than 60 days. See the discussion of “Redemption Fees” below.

You may realize either a gain or loss on those shares you exchange and will be responsible for paying the appropriate taxes. Requests to exchange shares are processed at the NAV next calculated after the Funds’ transfer agent receives your request in proper form. If you have established telephone exchange privileges by checking the appropriate boxes and supplying the necessary information on the account application, you can make a telephone request to exchange your shares for an additional $5 fee.

Purchases through a Securities Dealer

You may purchase shares of a Fund through certain brokers (and their agents) which have an agreement with the Funds’ distributor. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds’ transfer agent, and you will pay or receive the NAV next computed after it is received by the broker (or its agent). The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name and the broker (or agent) maintains your individual ownership records. The Fund and the Distributor reserve the right to cancel an order for which payment is not received from the broker (or its agent) by the third business day following the order. The broker (or its agent) may impose postage and handling charges on your order and is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions, and ensuring that you receive copies of the Funds’ prospectus.

Payment by Wire

If you are making your first investment in the Funds, before you wire funds, the Funds’ transfer agent must have a completed account application. You can mail or overnight deliver your account application to the transfer agent at the address indicated above. You may also fax the account application by calling the transfer agent at (800) 729-2307 for a fax number. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund(s) you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022,
Credit:  U.S. Bancorp Fund Services
Account #112-952-137,
for further credit to PRIMECAP Odyssey Funds [Name of Fund],
(Shareholder Account #, Shareholder Name).

18

Shareholder Information

Wired funds must be received prior to 4:00 pm Eastern Time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you are making a subsequent purchase, your bank should wire funds as indicated above. Please contact the transfer agent at (800) 729-2307 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your investment.

Retirement Plan Participants

Individual participants in qualified retirement plans should purchase shares of a Fund through their plan sponsor or administrator, which is responsible for transmitting orders. The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan, you may open your account with an initial minimum investment of $2,000 in a Fund. Once an account has been opened, you can make additional purchases of shares of such Fund through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic monthly, quarterly, semiannual, or annual purchases of $150 or more into the Fund. The Funds are unable to debit or credit mutual fund or pass through accounts. Please contact your financial institution to determine if it participates in the ACH. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. The Funds may alter, modify, or terminate this Plan at any time. To begin participating in this Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at (800) 729-2307. Any request to change or terminate an Automatic Investment Plan should be submitted to the Funds’ transfer agent 5 days prior to the date you want the change or termination to be effective.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ anti-money laundering program. As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to open your account. Please contact the Funds’ transfer agent at (800) 729-2307 if you need additional assistance when completing your application.

If the Funds’ transfer agent does not have a reasonable belief of the identity of a shareholder, the account application will be rejected. Each Fund also reserves the right to close the account within 5 business days of receiving the application if clarifying information/documentation is not received.

19

Shareholder Information

Frequent Trading

Each Fund and the transfer agent may reject any purchase order for any reason and without prior notice. Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Fund imposes a redemption fee of 2.00% of the total redemption amount if a transaction is determined by the Advisor to be short-term trading (See “Redemption Fees” later in this prospectus). A Fund or the transfer agent may reject a purchase order and may terminate or restrict the exchange privilege of any investor or group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Advisor or the transfer agent, actual or potential harm to the Fund. A Fund or the transfer agent may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary. If a Fund or the transfer agent rejects the purchase portion of an exchange order, the shareholder’s exchange request will be treated solely as a redemption request. In some cases, where shares are held in omnibus or retirement plan accounts, it may not be practicable for the Funds to monitor such activity.

To the extent that a Fund or its agents are unable to curtail excessive or short-term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances. More frequent portfolio transactions would increase a Fund’s operating costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets. The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs. Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Funds and compromise its portfolio management strategy. The Funds’ policies with respect to frequent trading apply uniformly to all shareholders of the Funds.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or the Funds’ transfer agent will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange, and redemption orders through financial intermediaries and may not always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Distributor has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies. If the transfer agent finds what it believes may be market timing activity in an omnibus account with respect to the Funds, it will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity.

Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account. If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Funds’ transfer agent.

You may redeem shares by contacting your broker or the broker’s authorized agent. The broker (or agent) can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the broker (or agent) receives your instructions. The broker (or agent) may charge you for this service. If your shares are held in a broker’s “street name,” you must redeem them through the broker (or its agent).

20

Shareholder Information

You may also redeem shares by mailing or delivering instructions to the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and the signatures of all registered owners. Additional documentation may be required for the redemption of shares by corporations, partnerships, trusts, or fiduciaries. The request should include a signature guarantee; if applicable (see section titled “Signature Guarantees” below). The price you will receive for the shares redeemed is the next determined NAV for the shares after the transfer agent has received a completed redemption request. If you purchased your shares by check, you may not receive your redemption proceeds until the check has cleared (which may take up to 15 calendar days).

You may establish telephone redemption privileges by checking the appropriate boxes and supplying the necessary information on the account application. You can then redeem shares by telephoning the transfer agent at (800) 729-2307 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day when the New York Stock Exchange is open for trading. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If this happens, you may purchase or redeem shares by mail as described above. If the transfer agent receives your redemption request before 4:00 p.m. Eastern Time on a day when the New York Stock Exchange is open for trading, it will process your request that day; otherwise, it will process your request on the next business day. Institutional investors may also make special arrangements with the transfer agent for designating personnel who are authorized to place telephone redemption requests.

When establishing telephone privileges, you are authorizing the Funds’ transfer agent to act upon the telephone instructions. Before executing an instruction received by telephone, the Funds’ transfer agent will use reasonable procedures to confirm that telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification, which may include a personal identification number. You will be promptly notified of any refused request for a telephone redemption. Once a telephone transaction has been placed, it cannot be canceled or modified. If these normal identification procedures are not followed, the Funds or their agents could be liable for any loss, liability, or cost which results from acting upon telephone redemption instructions of a person believed to be a shareholder.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding.

Signature Guarantees

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor. A signature guarantee is required to redeem shares in the following situations:

•	If ownership has changed on your account;

•	When redemption proceeds are payable or sent to any person, address, or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	When establishing or modifying certain services on an account;

•	If a change of address was received by the transfer agent within the last 30 days;

•	For all redemptions in excess of $100,000.

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Shareholder Information

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Redemption Payments

Redemption payments will be made within 7 days after receipt by the Funds’ transfer agent of the written or telephone redemption request and, if required, a signature guarantee and any other necessary documents, except as indicated below. Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays; when trading on such Exchange is restricted; when an emergency exists as a result of which disposal by the Fund of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of the Fund’s net assets; or during any other period when the SEC so permits. Each Fund reserves the right to honor any request for redemption by making payments in securities valued equally in market value to the NAV of your shares, a practice known as redemption in kind. Such occurrence may exist when a cash redemption may adversely affect the Fund’s operations and the Fund determines that redemption in kind would be in the best interest of all shareholders. If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.

Redemption proceeds are generally paid by check. However, at your request, the transfer agent will wire redemption proceeds of $1,000 or more to your bank account. Requests for redemption by wire should include the name, location and ABA or bank routing number of the designated bank, and your bank account number. There is a $15.00 fee for redemptions by wire. Proceeds may also be sent via electronic funds transfer through the ACH network to your bank account of record. If you have redemption proceeds sent via ACH, you will not incur any charge but credit may not be available until two to three days following the redemption.

Systematic Withdrawal Plan

If you own or are purchasing shares of a Fund having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemptions of at least $50 on a monthly, quarterly, semiannual, or annual basis. You may establish this Plan by completing the relevant section of the account application or by calling the Funds at (800) 729-2307. The transfer agent must receive notice of all changes concerning your Plan at least 5 days before the next scheduled payment.

Redemption of Small Accounts

If your account balance falls below $500 because of redemptions, a Fund may notify you and, if your investment value remains below $500 for a continuous 60-day period, the Fund may redeem your shares. However, a Fund will not redeem shares based solely upon changes in the market that reduce the NAV of your shares. Under such circumstances, the Fund will not assess a redemption fee. The Funds reserve the right to modify or terminate these involuntary features at any time upon 60 days’ notice.

22

Shareholder Information

Redemption Fees

Each Fund may assess a redemption fee of 2.00% of the total redemption amount if you sell your shares after holding them for fewer than 60 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impacts, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Although the Funds have a goal of applying this redemption fee to most such redemptions, the redemption fee will not apply in certain circumstances where it is not currently practicable for a Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee or redemptions of small numbers of shares such as in the Systematic Withdrawal or Automatic Investment Plans. Further, the Funds will not apply the redemption fee to certain types of redemptions that meet any of the following criteria:

•	redemptions that do not indicate market timing strategies, such as redemptions of shares through portfolio rebalancing programs of institutional investment managers or systematic transactions;

•	redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary);

•	redemptions initiated by the Funds;

•	redemptions of shares purchased through reinvested dividends and capital gains distributions; or

•	redemptions of shares to pay Fund or account fees.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Fund expects to pay income dividends annually and to make distributions of net capital gains (if any) at least annually. The Board of Trustees may decide to pay dividends and distributions more frequently.

Each Fund automatically reinvests dividends and capital gain distributions in additional shares of the Fund at the NAV per share on the reinvestment date unless you have previously requested cash payment in writing to the Funds’ transfer agent. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if your check remains outstanding for 6 months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ current NAV and to reinvest all subsequent distributions.

Any dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the reinvestment date by the amount of the dividend or distribution. If you purchase shares shortly before the record date of a dividend or distribution, the dividend or distribution will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

23

Shareholder Information

Taxes

Distributions made by a Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income or qualified dividend income. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. An exchange of shares of one Fund for shares of another Fund will be treated as a sale for tax purposes. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December. The Funds will inform you annually of the amount and nature of their distributions.

The Funds may be required to withhold federal income tax at a rate of 28% (backup withholding) from dividend payments, distributions, and redemption proceeds if you failed to furnish and certify that the Social Security or Tax Identification Number you provided is correct, and that you are not subject to backup withholding. The certification is included as part of the account application form.

Dividends and interest earned by a Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%. Under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes, although the Fund does not anticipate that it will be eligible to pass through such credits to investors. The Funds will notify you each year of the amounts available as credits.

The SAI contains further information about taxes. Consult your own advisors about federal, state, and local taxation of distributions from the Fund.

Other Information

For transfer agent services:	U.S. Bancorp Fund Services, LLC (800) 729-2307

For retirement plan services:	Call your employer or plan administrator

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

Household Mailings

Each year you are automatically sent an updated prospectus and Annual and Semiannual Reports for the Funds. You may also occasionally receive proxy statements for the Funds. In an effort to decrease costs and to reduce the volume of mail you receive, when possible only one copy of these documents will be sent to shareholders who are part of the same family and share the same address.

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Financial Highlights

Financial Highlights

The following tables show each Fund’s financial performance through the fiscal year ended October 31, 2008. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in a Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Its report and the Funds’ financial statements are included in the Annual Report to shareholders for the fiscal year ended October 31, 2008, which is available upon request.

PRIMECAP Odyssey Stock Fund

For a capital share outstanding throughout each period

	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Period Ended October 31, 2005[2]

Net asset value, beginning of period	$15.22	$13.48	$11.48	$10.00

Income from investment operations:
Net investment income (loss)	0.06	0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	(4.99)	1.79	1.97	1.49
Total from investment operations	(4.93)	1.86	2.00	1.48

Less distributions:
Dividends from net investment income	(0.07)	(0.04)	0.00[1]	0.00
	(0.12)	(0.08)	0.00[1]	0.00
Total distributions	(0.19)	(0.12)	0.00	0.00

Redemption fee proceeds	0.00[1]	0.00[1]	0.00[1]	0.00[1]

Net asset value, end of period	$10.10	$15.22	$13.48	$11.48

Total return	(32.73)%	13.88%	17.48%	14.80%

Ratios/supplemental data:
Net assets, end of period (millions)	$187.0	$216.4	$88.4	$30.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	0.79%	0.81%	0.99%	1.80%
After fees waived and expenses absorbed or recouped	0.79%	0.81%	0.99%	1.25%

Ratio of net investment income
(loss) to average net assets	0.51%	0.59%	0.41%	(0.11%)

Portfolio turnover rate	9.66%	5.87%	4.09%	12.46%
__________________
1 Amount represents less than $0.01 per share
2 Commenced operations on November 1, 2004.

25

Financial Highlights
PRIMECAP Odyssey Growth Fund

For a capital share outstanding throughout each period

	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Period Ended October 31, 2005[2]

Net asset value, beginning of period	$15.71	$13.76	$11.62	$10.00

Income from investment operations:
Net investment income (loss)	0.03	0.04	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(5.59)	2.07	2.14	1.63
Total from investment operations	(5.56)	2.11	2.15	1.62

Less Distributions:
Dividends from net investment income	(0.04)	(0.02)	0.00[1]	0.00
Distributions from realized gain	(0.04)	(0.14)	(0.01)	0.00
Total Distributions:	(0.08)	(0.16)	(0.01)	0.00

Redemption fee proceeds	0.00[1]	0.00[1]	0.00[1]	0.00[1]

Net asset value, end of period	$10.07	$15.71	$13.76	$11.62

Total return	(35.55)%	15.46%	18.49%	16.20%

Ratios/supplemental data:
Net assets, end of period (millions)	$412.4	$512.0	$202.2	$46.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	0.71%	0.75%	0.89%	1.79%
After fees waived and expenses absorbed or recouped	0.71%	0.75%	0.89%	1.25%

Ratio of net investment income
(loss) to average net assets:	0.26%	0.30%	0.19%	(0.27%)

Portfolio turnover rate	12.72%	4.83%	6.87%	8.84%
__________________
1 Amount represents less than $0.01 per share
2 Commenced operations on November 1, 2004.

26

Financial Highlights
PRIMECAP Odyssey Aggressive Growth Fund

For a capital share outstanding throughout each period

	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Period Ended October 31, 2005[2]

Net asset value, beginning of period	$16.03	$13.92	$11.24	$10.00

Income from investment operations:
Net investment loss	(0.06)	(0.03)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	(6.42)	2.34	2.70	1.30
Total from investment operations	(6.48)	2.31	2.68	1.24

Less Distributions:
Distributions from realized gain	(0.09)	(0.20)	0.00	0.00
Total distributions	(0.09)	(0.20)	0.00	0.00

Redemption fee proceeds	0.00[1]	0.00[1]	0.00[1]	0.00[1]

Net asset value, end of period	$9.46	$16.03	$13.92	$11.24

Total return	(40.60)%	16.76%	23.84%	12.40%

Ratios/supplemental data:
Net assets, end of period (millions)	$225.4	$375.2	$119.9	$22.8

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	0.78%	0.78%	0.99%	1.82%
After fees waived and expenses absorbed or recouped	0.78%	0.78%	0.99%	1.25%

Ratio of net investment
loss to average net assets:	(0.46%)	(0.25%)	(0.33%)	(0.82%)

Portfolio turnover rate	24.32%	6.02%	12.30%	7.38%
__________________
1 Amount represents less than $0.01 per share
2 Commenced operations on November 1, 2004.

27

Privacy Notice
PRIMECAP Odyssey Funds
PRIMECAP Management Company
PRIVACY NOTICE

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and social security number);

•	Information an investor may give the Advisor or the Trust orally;

•	Information about the amount investors have invested in an account;

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

28

Annual/Semiannual Report to Shareholders. The Trust’s shareholder reports contain additional information about the Funds, including financial statements, investment results, portfolio holdings, a statement from management discussing market conditions and the Funds’ investment strategies that significantly affected the Funds’ performance during their last fiscal year, and the independent accountants’ report (in the Annual Report).

Statement of Additional Information (“SAI”). The SAI contains more detailed information on all aspects of the Funds, including the Funds’ financial statements, and is incorporated by reference into this prospectus.

The SAI has been filed with the Securities and Exchange Commission (“SEC”). The SAI and other related materials about the Funds are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/551-8090), on the EDGAR database on the SEC’s website at www.sec.gov or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If you would like to receive a free copy of the SAI or Annual/Semiannual Reports to shareholders, or to make inquiries about the Funds, please call the Funds at (800) 729-2307 or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The Funds’ documents are also available on the Funds’ website at www.odysseyfunds.com.

Investment Company File No. 811-21597

PRIMECAP ODYSSEY FUNDS

Telephone: (800) 729-2307

STATEMENT OF ADDITIONAL INFORMATION

DATED February 28, 2009

PRIMECAP ODYSSEY STOCK FUND
PRIMECAP ODYSSEY GROWTH FUND
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open-end, management investment company with multiple funds available for investment. Its investment advisor is PRIMECAP Management Company (the “Advisor” or “PRIMECAP Management”). This Statement of Additional Information (“SAI”) contains information about the shares of all three of the Trust’s investment portfolios (each a “Fund” and collectively the “Funds”).

This SAI is not a prospectus. You should read this SAI in conjunction with the prospectus dated February 28, 2009. All terms defined in the prospectus have the same meanings in this SAI. You can order copies of the prospectus without charge by writing to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling the Funds’ transfer agent at the telephone number indicated above. The audited financial statements for the Trust for the fiscal period ended October 31, 2008 are incorporated by reference to the Trust’s October 31, 2008 Annual Report.

TABLE OF CONTENTS

THE TRUST	2
INVESTMENT RESTRICTIONS	2
ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS	3
MANAGEMENT	17
DETERMINATION OF NET ASSET VALUE	28
PURCHASE AND REDEMPTION OF SHARES	29
PORTFOLIO TRANSACTIONS	30
FEDERAL TAX INFORMATION	32
GENERAL INFORMATION	36

THE TRUST

PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open-end, management investment company with multiple funds available for investment and is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”). The Trust was organized as a statutory trust under the laws of Delaware on June 8, 2004 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. Currently, the Trust offers shares of the three series described in the prospectus and this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

INVESTMENT RESTRICTIONS

Each Fund’s investment objective of capital appreciation is a fundamental policy and may not be changed without approval by a vote of the holders of a majority of the Fund’s outstanding voting securities, as described under “General Information – Shares of the Funds.” No assurance exists that any of the Funds will achieve its investment objective.

The investment restrictions described below also apply to the Funds. The restrictions designated as fundamental policies may not be changed without approval by the shareholders of a majority of the relevant Fund’s outstanding shares. If the Trust’s Board of Trustees determines, however, that a Fund’s investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust’s Board may make such change without shareholder approval and will disclose any such material change in the then-current prospectus. Any policy that is not specified in the Funds’ prospectus or in the SAI as being fundamental is non-fundamental.

If a percentage limitation described below is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities or resulting from reorganizations, consolidations, payments out of assets of the Fund, or redemptions of shares will not constitute a violation of such limitation, except for investment restriction (2) below.

Fundamental Investment Restrictions

As a matter of fundamental policy, each Fund is diversified. This means at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Portfolio’s total assets and no more than 10% of the issuer’s outstanding voting securities.

The Fund has adopted the fundamental investment restrictions below. These restrictions may not be changed without the majority approval of the shareholders.  As a matter of fundamental policy, no Fund may do any of the following:

(1) Purchase the securities of issuers conducting their principal business activities in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in U.S. Government obligations and repurchase agreements secured by such obligations.

(2) Borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order or a rule issued by the Securities and Exchange Commission (the “Commission”); (b) that each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (c) a Fund may make short sales of securities; and (d) a Fund may enter into reverse repurchase agreements.

(3) Purchase or sell real estate (other than securities issued by companies that invest in real estate or interests therein).

(4) Purchase commodities or commodity contracts, except that each Fund may enter into forward currency exchange transactions and futures contracts, and may write call options and purchase call and put options on futures contracts, in accordance with its investment objective and policies.

(5) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures, and options on futures).

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting.

(7) Make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(8) Lend money or portfolio securities, except that each Fund may lend portfolio securities to or enter into repurchase agreements with certain brokers, dealers, and financial institutions aggregating up to
33 1/3% of the current value of the lending Fund’s total assets.

(9) Pledge, mortgage, or hypothecate more than 15% of its net assets.

ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS

Common Stock

Each Fund mainly invests in common stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Common stock is subject to the market and other risks described in the prospectus.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly every class of financial assets.  Credit losses and write downs on mortgage-related and other securities among investment banks and similar institutions reached significant levels in 2008.  The impact of these losses among commercial banks, investment banks, and insurers has forced a number of large such institutions into either liquidation or combination, while drastically increasing the volatility of their stock prices.  In some cases, the U.S. government has acted to bail out select institutions; however, the risks associated with investment in stocks of such institutions have nonetheless increased substantially.

In response to the financial crisis, the U.S. government has taken a number of actions in an attempt to restore liquidity and stability to the financial system.  For example, Congress has passed legislation to provide the U.S. Department of the Treasury with the authority to issue up to $700 billion of Treasury securities to purchase troubled assets and make capital injections into financial institutions.  There can be no assurance that these actions will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.

Preferred Stock

Each Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Dividends on some preferred stock may be “cumulative” (requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock), non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with the corporation’s debt securities.

Warrants and Convertible Securities

Each Fund may invest in warrants. A warrant gives the holder the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. A warrant tends to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the holder can acquire the stock at a price below its market value. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

Each Fund may invest in convertible securities. A convertible security may be a fixed income debt security or preferred stock, and may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or another issuer. A convertible security, while usually subordinated to nonconvertible debt securities of the same issuer, is senior to common stock in an issuer’s capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the issuer’s common stock as well as changes in interest rates. Convertible securities are purchased by the Funds primarily for their equity characteristics and are not subject to rating criteria.

Foreign Securities

Each Fund may invest in foreign securities directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”) to the extent such Depositary Receipts become available.

Depositary Receipts. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. GDRs, EDRs, and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depositary Receipts may be “sponsored” or “unsponsored.” In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders of the Depositary Receipts. Foreign issuers whose securities underlie unsponsored Depositary Receipts are not necessarily obligated to disclose material information in the markets in which the unsponsored Depositary Receipts are traded, and the market value of the Depositary Receipts may not be correlated with such information.

General Risks of Investing in Foreign Securities. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

Lack of Information. Some of the foreign securities held by the Funds may not be registered with the Commission, nor will the issuers thereof be subject to the Commission’s reporting requirements. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States may not be applicable to certain smaller capital markets. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies.

Foreign Stock Markets. Foreign markets have different settlement and clearance procedures than U.S. markets, and in certain foreign markets settlements have at times failed to keep pace with the volumes of securities transactions, making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned on those assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than in the United States. These risks are often heightened for investments in smaller capital markets and developing countries.

Foreign Currencies. Each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates will affect the values of those securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. A Fund may also hold foreign currency in connection with the purchase and sale of foreign securities. To the extent a Fund holds foreign currency, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency will be held with the Funds’ custodian bank or by an approved foreign subcustodian.

Investing in Countries with Smaller Capital Markets. Each Fund may invest in securities of companies located in developing countries. The securities markets of developing countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There may also be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many such markets also may be affected by developments with respect to more established markets in their region, such as in Japan. Developing country brokers typically are fewer in number and less capitalized than brokers in the United States.

Political and social uncertainties exist for some developing countries. In addition, the governments of many such countries have heavy roles in regulating and supervising their respective economies. Another risk common to most such countries is that the economies are heavily export oriented and, accordingly, dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

Archaic legal systems in certain developing countries also may have an adverse impact on a Fund investing in developing countries. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain developing countries. Similarly, the rights of investors in developing countries may be more limited than those of shareholders of U.S. corporations.

Some of the currencies of developing countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of each Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased reregistered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. A Fund’s investment in these companies will be subject to certain percentage limitations of the 1940 Act. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

In certain countries, banks or other financial institutions may be among the leading companies to have actively traded securities. The 1940 Act restricts each Fund’s investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities-related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Inflation accounting rules in some developing countries require a company that keeps tax and accounting records in the local currency to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. This inflation accounting may indirectly generate losses or profits for certain companies in developing countries.

Satisfactory custodial services for investment securities may not be available in some developing countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Options, Futures, and Other Derivatives

Each Fund may use a variety of derivative financial instruments to hedge its investments and to enhance its income or manage its cash flow (“derivatives”). A derivative financial instrument is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as an interest rate or currency exchange rate), security, commodity, or other asset. In addition to the derivatives briefly described below, PRIMECAP Management may discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as PRIMECAP Management develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. PRIMECAP Management may utilize these opportunities with any of the Funds to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The prospectus and this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the prospectus.

Options on Equity Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indexes. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Foreign Currency Options. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund may use foreign currency options separately or in combination to control currency volatility. Among the strategies that may be employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price.

Futures Contracts. Each Fund may enter into futures contracts. In general, futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time at a specified price.

Stock Index Futures Contracts. A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Options on Futures Contracts. Put and call options on futures contracts give the purchaser the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, respectively, upon exercise of the option, at any time during the option period.

Forward Contracts on Foreign Currencies. A forward contract on a foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

Hedging Strategies. Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a derivative intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge a Fund takes a position in a derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. Alternatively, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increases above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivatives on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Derivatives on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of derivatives is subject to applicable regulations of the Commission, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, a Fund’s ability to use derivatives will be limited by tax considerations. See “Federal Tax Information.”

Special Risks of Options, Futures, and Other Derivatives. The use of derivatives involves special considerations and risks, including those described below.

Successful use of most derivatives depends upon the Advisor’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which derivatives are traded. The effectiveness of any hedge using derivatives on an index will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security held by the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

Transactions using derivatives, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, to the extent required by law, it (1) owns an offsetting covered position in securities or other options or futures contracts or (2) segregates liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Commission guidelines regarding cover for hedging transactions.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede the Fund’s portfolio management or its ability to meet redemption requests or other current obligations.

Furthermore, if a Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make margin payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, PRIMECAP Management will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Foreign Currency Transactions

Foreign Currency Hedging Strategies – Special Considerations. Each Fund may use options and futures on foreign currencies, and foreign currency forward contracts as described below, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no derivatives on that currency are available or such derivatives are more expensive than certain other derivatives. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using derivatives on other currencies, the values of which PRIMECAP Management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The values of derivatives on foreign currencies depend on the values of the underlying currencies relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivatives, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round the clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the derivatives until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes, and charges associated with such delivery assessed in the issuing country.

Foreign Currency Forward Contracts. Each Fund may enter into foreign currency forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Each Fund also may use foreign currency forward contracts for cross hedging. Under this strategy, a Fund would increase its exposure to foreign currencies that the Advisor believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and the Advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The cost to a Fund from engaging in foreign currency forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because foreign currency forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a foreign currency forward contract, it relies on the other party to the transaction to make or take delivery of the underlying currency at the maturity of the contract. Failure by the other party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of foreign currency forward contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for foreign currency forward contracts, with the result that closing transactions generally can be made for foreign currency forward contracts only by negotiating directly with the other party. Thus, there can be no assurance that a Fund will in fact be able to close out a foreign currency forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the other party, a Fund might be unable to close out a foreign currency forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of foreign currency forward contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

Limitations on the Use of Foreign Currency Forward Contracts. A Fund may enter into foreign currency forward contracts or maintain a net exposure to such contracts only if (1) completion of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or liquid debt or equity securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily. Under normal circumstances, consideration of currency fluctuations will be incorporated into the longer term investment decisions made with regard to over all diversification strategies. However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Other Investment Companies

Each Fund may also invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act or SEC rules) other investment companies managed by PRIMECAP Management. A Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies.

A Fund’s investment in other investment companies may include shares of exchange traded funds (collectively, “ETFs”). ETFs are not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by ETFs at times when an actively managed fund would not do so. As a result, there is a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.  Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Under the 1940 Act, a Fund may invest its assets in any investment company as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. This restriction may not apply to the Funds’ investments in money market mutual funds, if the Funds’ investments fall within the exceptions set forth under SEC rules.
In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.

Repurchase Agreements

Each Fund may enter into repurchase agreements. Pursuant to a repurchase agreement, the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Illiquid Securities

Each Fund may invest in illiquid securities. However, no Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. If otherwise consistent with its investment objective and policies, any of the Funds may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as PRIMECAP Management, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, determines that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by a Fund and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Commission staff has agreed that the Fund needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amounts by which the option is in-the-money). Although PRIMECAP Management does not believe that OTC options are generally illiquid, pending resolution of this issue, each Fund will conduct its operations in conformity with the views of the Commission staff.

Borrowings

Each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exist). Under the provisions of the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the Fund’s asset coverage for borrowings falls below 300% of the amount borrowed, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing for investment purposes is generally known as “leveraging.” Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, which are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account cash or liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

Loans of Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers, and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer, or financial institution, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. While no Fund currently lends its portfolio securities, or has any present intention to lend portfolio securities having an aggregate value in excess of 10% of the current value of the Fund’s total assets, each Fund reserves the right to lend portfolio securities having an aggregate value of up to 33 1/3% of the current value of the Fund’s total assets. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund’s or the borrower’s option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Funds or the Advisor.

Short Sales

Each Fund may engage in “short sales against-the-box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Swap Agreements

Each Fund may enter into equity, index, currency rate, total return, and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to foreign currency values or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Swap agreements tend to shift investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s portfolio.

Most swap agreements entered into by a Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness were to decline, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

When Issued Securities and Forward Commitments

Each Fund may purchase securities on a “when issued” basis and may also purchase or sell securities on a “forward commitment” basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When issued and forward commitment transactions involve the risk, however, that the price obtained in a transaction may be less favorable than the price available in the market when the securities delivery takes place. No Fund intends to engage in when issued purchases and forward commitments for speculative purposes.

No Fund will start earning interest or dividends on when issued securities until they are received. The value of the securities underlying a when issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will segregate liquid assets in an amount at least equal in value to such Fund’s commitment to purchase securities on a when issued or forward commitment basis. If the value of these assets declines, the Fund will segregate additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

MANAGEMENT

The Trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Trust’s officers, who administer the Funds’ daily operations, are appointed by the Board of Trustees.

Officers and Trustees

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers.

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Howard B. Schow 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 81	Co-Chief Executive Officer	Indefinite; Since 09/04	Chairman and Director, Portfolio Manager, Chief Investment Officer, and Principal, PRIMECAP Management Company
Theo A. Kolokotrones 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 63	Co-Chief Executive Officer	Indefinite; Since 09/04	President, Director, Portfolio Manager, and Principal, PRIMECAP Management Company
Joel P. Fried 225 South Lake Ave, Suite 400, Pasadena, CA 91101-3005 Age: 47	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	Executive Vice President, Director, Portfolio Manager, and Principal, PRIMECAP Management Company
David H. Van Slooten 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 45	Chief Financial Officer and Secretary Chief Administrative Officer	Indefinite; Since 06/04 Indefinite; Since 02/09	Executive Vice President, Portfolio Manager, Financial Analyst, and Principal, PRIMECAP Management Company
Karen Chen 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 36	Vice President of Compliance and Chief Compliance Officer and AML Officer	Indefinite; Since 10/04
Chief Compliance Officer, Director of Compliance and Reporting, PRIMECAP Management Company (10/04 – Present); Team Lead – Legal and Compliance, Pacific Investment Management Company (7/02 – 9/04 and 11/97 – 7/99)

“Independent” Trustees. The table below sets forth certain information about each of the Trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
Benjamin F. Hammon 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 73	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Director, Institutional Equity Sales, Salomon Smith Barney Inc. (1963-1998)	3	None
Wayne H. Smith 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 67	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; President, Wayne H. Smith Consulting, Inc. (2002-2007); Vice President, Financial Services, Avery Dennison Corporation (2001-2002); Vice President, Financial Services, and Treasurer, Avery Dennison Corporation (1999-2001)	3	None
Joseph G. Uzelac 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 65	Trustee	Indefinite; Since 10/07	Retired; Managing Director Lehman Brothers Global Investment Bank (1988 – 2007)	3	None
Elizabeth D. Obershaw 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 48	Trustee	Indefinite; Since 06/08	Managing Director, Horsley Bridge Partners, a California-based investment advisor (2007-Present); Vice President and Chief Investment Officer, Hewlett-Packard Company (1991-2007); Hewlett-Packard Company (1983-1991)	3	None
1 Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

“Interested” Trustee. The table below sets forth certain information about the Trustee of the Trust who is an “interested person” of the Trust as defined by the 1940 Act.

Name Address Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Joel P. Fried[1] 225 South Lake Ave., Suite 400, Pasadena, CA 91101-3005 Age: 47	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	Executive Vice President, Director, Portfolio Manager and Principal, PRIMECAP Management Company	3	None
[1] Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.
[2] Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

Trustee Compensation. In general, trustees of the Trust who are not officers or employees of the Trust or PRIMECAP Management Company are entitled to receive from the Trust, effective January 1, 2008, an annual retainer of $20,000. Prior to that date, the Trustees were entitled to receive an annual retainer of $15,000. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.  No other compensation or retirement benefits are received by any Trustee or officer from the Funds.  The following table represents compensation paid to Trustees for meetings attended during the fiscal year ending October 31, 2008:

Name, Position	Aggregate Compensation from the PRIMECAP Odyssey Stock Fund	Aggregate Compensation from the PRIMECAP Odyssey Growth Fund	Aggregate Compensation from the PRIMECAP Odyssey Aggressive Growth Fund	Total Compensation from Trust and Fund Complex[1] Paid to Trustees
Benjamin F. Hammon, Independent Trustee	$6,250	$6,250	$6,250	$18,750
Wayne H. Smith, Independent Trustee	$6,250	$6,250	$6,250	$18,750
Joseph G. Uzelac, Independent Trustee	$6,250	$6,250	$6,250	$18,750
Elizabeth D. Obershaw Independent Trustee[2]	$3,333	$3,334	$3,333	$10,000
Joel P. Fried, Interested Trustee and Co-Chief Executive Officer	None	None	None	None

1 Fund Complex includes two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

2 Elizabeth Obershaw was elected as a Trustee of the Trust effective June 16, 2008.

Audit Committee. The Board of Trustees has an Audit Committee which oversees the Trust’s accounting and financial reporting policies and practices and its internal controls, and the quality and objectivity of the Trust’s financial statements and the audit thereof. The Committee also acts as the Trust’s “qualified legal compliance committee.” The Audit Committee currently consists of each of the Independent Trustees. The Audit Committee met twice during the Funds’ fiscal year ended October 31, 2008.

Nominating Committee. The Board of Trustees has a Nominating Committee which is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee is comprised of Benjamin F. Hammon, Wayne H. Smith, and Joseph G. Uzelac. The Nominating Committee meets as needed and met once during the Funds’ fiscal year ended October 31, 2008.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust).  Such suggestions must be sent in writing to the Trust’s Secretary and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

Trustee Ownership of Securities. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Funds as of December 31, 2008. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee’s immediate family.

Ownership of Securities	Joel P. Fried Interested Trustee	Benjamin F. Hammon Independent Trustee	Wayne H. Smith Independent Trustee	Joseph G. Uzelac Independent Trustee	Elizabeth D. Obershaw[1] Independent Trustee
PRIMECAP Odyssey Stock Fund	e	e	c	b	c
PRIMECAP Odyssey Growth Fund	e	e	c	b	a
PRIMECAP Odyssey Aggressive Growth Fund	e	e	c	b	a
Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	e	e	d	c	c
Note:           a = None             b = $1 - $10,000             c = $10,001 - $50,000             d = $50,001 - $100,000             e = Over $100,000

1 Elizabeth Obershaw was elected as a Trustee of the Trust effective June 16, 2008.

As of January 31, 2009, Trustees and officers of the Trust as a group beneficially owned 7.90% of the outstanding shares of the PRIMECAP Odyssey Stock Fund, 3.76% of the PRIMECAP Odyssey Growth Fund, and 7.88% of the outstanding shares of the PRIMECAP Odyssey Aggressive Growth Fund.

Investment Advisor

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), each Fund is advised by PRIMECAP Management Company, located at 225 South Lake Avenue, Suite 400, Pasadena, California 91101, an investment advisor registered with the Commission. PRIMECAP Management is primarily owned by Messrs. Schow, Milias, Kolokotrones, and Fried who also serve as its directors. Mr. Schow serves as PRIMECAP Management’s Chairman, Mr. Milias as its Vice-Chairman and Treasurer, Mr. Kolokotrones as its President, and Mr. Fried as Executive Vice President.

Subject to the supervision of the Board of Trustees, PRIMECAP Management provides a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. PRIMECAP Management provides services under the Advisory Agreement in accordance with each Fund’s investment objectives, policies, and restrictions.

For its services to the Funds, the Advisor receives a fee paid monthly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. Advisory fees paid by the Funds to the Advisor for the last three fiscal years were as follows:

Advisory Fees	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006
PRIMECAP Odyssey Stock Fund	$1,178,462	$901,206	$329,077
PRIMECAP Odyssey Growth Fund	$2,713,422	$1,960,516	$687,970
PRIMECAP Odyssey Aggressive Growth Fund	$1,634,513	$1,527,247	$344,429

The Advisory Agreement provides that PRIMECAP Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect with respect to each Fund provided the continuance is approved annually (1) by the holders of a majority of the Fund’s outstanding voting securities or by the Trust’s Board of Trustees, and (2) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated with respect to any Fund on 60 days’ written notice by either party and will terminate automatically if assigned (as defined in the 1940 Act).

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 160 years of investment experience.

Name	Years of Experience
Howard B. Schow	52
Mitchell J. Milias	44
Theo A. Kolokotrones	38
Joel P. Fried	23
Alfred W. Mordecai	11

Howard B. Schow, Mitchell J. Milias, Theo A. Kolokotrones, Joel P. Fried, and Alfred W. Mordecai jointly manage the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. The PRIMECAP Odyssey Aggressive Growth Fund is jointly managed by Messrs. Schow, Kolokotrones, Fried, and Mordecai.

The table below illustrates other accounts where each of the above-mentioned five portfolio managers has significant day-to-day management responsibilities as of October 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Howard B. Schow, Theo A. Kolokotrones, Joel P. Fried, and Alfred W. Mordecai
Other Registered Investment Companies	4	$33.1 billion	0	$0
Other Pooled Investment Vehicles	1	$99.4 million	0	$0
Other Accounts	24	$14.4 billion	0	$0
Mitchell J. Milias
Other Registered Investment Companies	3	$27.0 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	24	$14.4 billion	0	$0

Portfolio Manager Compensation. Compensation is paid solely by the Advisor. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager’s compensation may be adjusted according to market conditions and/or to reflect his past performance.

In addition, each portfolio manager may receive a bonus partially based on the Funds’ pre-tax return and the total value of assets managed by that portfolio manager. Performance is measured on a relative basis, using the S&P 500 Index as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500. The value of assets managed by PRIMECAP Management Company is not a factor in determination of a portfolio manager’s bonus. Bonuses earned are accrued and paid ratably according to the following schedule over rolling three year periods: 50% in year one, 33% in year two, and 17% in year three. Although the bonus is determined by pre-tax returns, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.

The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of the Advisor; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations.

Each portfolio manager is a principal of the Advisor and receives quarterly dividends based on his equity in the company.

Conflicts of Interest. PRIMECAP Management employs a multi-manager approach to managing its clients’ portfolios. In addition to mutual funds, the manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Funds and other accounts. The investment objectives of the Funds and the strategies used to manage the Funds may differ from other accounts, and the performance may be impacted as well. Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest. For example, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts managed by the portfolio managers. The Advisor has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts whereby a client or clients may be disadvantaged by trades executed in other clients’ portfolios in the same security. These policies and procedures are strictly monitored and are reviewed by the Advisor.

The following indicates the dollar range of beneficial ownership of shares by each portfolio manager as of October 31, 2008:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Howard B. Schow	Over $1,000,000	Over $1,000,000	Over $1,000,000
Mitchell J. Milias	Over $1,000,000	Over $1,000,000	Over $1,000,000
Theo A. Kolokotrones	Over $1,000,000	Over $1,000,000	Over $1,000,000
Joel P. Fried	Over $1,000,000	Over $1,000,000	Over $1,000,000
Alfred W. Mordecai	$100,001 - $500,000	$500,001 - $1,000,000	$100,001 - $500,000

Administrator and Distributor

Under its Administration Agreement with the Trust, U.S. Bancorp Fund Services, LLC (“Administrator”) furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by PRIMECAP Management.

The Administration Agreement contains provisions limiting the liability of the Administrator similar to those in the Advisory Agreement and requires the Trust to indemnify the Administrator against any loss suffered by the Administrator in connection with the performance of the Administration Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence on the Administrator’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Administration Agreement. The Administration Agreement will continue in effect until April 1, 2013, and from year to year thereafter, unless terminated at any time by either party for cause (as defined in the Agreement), or at the end of any such period, on 60 days’ written notice.

The Trust has also retained the Administrator to provide the Trust with certain fund accounting services pursuant to a Fund Accounting Agreement. The term of the Agreement, and its provisions regarding termination, limitation of liability, and indemnification, are similar to those of the Trust’s Administration Agreement.

For expenses assumed and services provided as administrator pursuant to the Administration Agreement, the Administrator is entitled to receive a fee from each Fund, computed daily and paid monthly, at an annual rate equal to 0.04% of the aggregate average daily net assets of the Funds on the first $1 billion, 0.03% on the aggregate average daily net assets of the Funds on the next $2 billion, 0.025% on the aggregate average daily net assets of the Funds on the next $2 billion, 0.02% on the aggregate average daily net assets of the Funds on the next $3 billion, and 0.015 % thereafter. Each year, the Funds will be required to pay aggregate minimum fees of $105,000.

For expenses assumed and services provided as accounting agent pursuant to the Fund Accounting Agreement, the Administrator is entitled to receive a fee from each Fund, computed daily and paid monthly, at an annual rate equal to 0.015% of the aggregate average daily net assets of the Funds on the first $1 billion, 0.01% on the aggregate average daily net assets of the Funds on the next $1 billion, and 0.005 % thereafter. Each year, the Funds will be required to pay aggregate minimum fees of $75,000.

Administration fees for the Funds for the last three fiscal years ended October 31, were as follows:

Administration Fees	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006
PRIMECAP Odyssey Stock Fund	$96,903	$92,822	$44,271
PRIMECAP Odyssey Growth Fund	$228,437	$209,747	$91,055
PRIMECAP Odyssey Aggressive Growth Fund	$140,728	$161,471	$46,874

Quasar Distributors, LLC (“Distributor”), 615 East Michigan Street, Milwaukee, WI 53202, an affiliate of the Administrator, has entered into a Distribution Agreement with the Trust pursuant to which it engages in a continuous distribution of shares of the Funds. The Distributor receives a customary fee for its services from PRIMECAP Management.

Transfer Agent

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for each Fund, for which it receives customary fees.

Codes of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the “Code of Ethics”). The Code of Ethics restricts the investing activities of certain Fund officers, Trustees, and advisory persons and, as described below, imposes certain restrictions on Fund investment personnel, except to the extent that those persons are employees of the Advisor or other service providers to the Trust who are covered by other codes of ethics approved by the Trustees.

All persons covered by the Code of Ethics are required to preclear any personal securities investment (with limited exceptions, such as investment in government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities.

In addition, the Advisor has adopted a Code of Ethics as required by Rule 17j-1 of the Investment Company Act, which has been approved by the Board of Trustees of the Trust and is similarly designed to prevent affiliated persons of the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds.

The Trust has adopted a Supplemental Code of Ethics for Principal Officers and Senior Financial Officers (“Supplemental Code”). The Supplemental Code is intended to deter wrongdoing and promote (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents filed with the Commission and in other public communications by the Trust; (3) compliance with applicable laws; (4) prompt internal reporting of violations of the Supplemental Code; and (5) accountability for adherence to the Supplemental Code.

Portfolio Holdings

The Trust publishes the Funds’ complete portfolio schedules at the end of the second and fourth fiscal quarters in its Semiannual and Annual Reports within 60 days of the end of the quarter, and in filings of such Reports with the SEC on Form N-CSR within ten days of mailing of such reports to shareholders. The Trust files the Funds’ complete portfolio schedules as of the end of the first and third fiscal quarters with the SEC on Form N-Q within 60 days of the end of the quarter. In addition, the Funds may disclose their calendar quarter-end holdings and certain other portfolio characteristics on the Funds’ website at www.odysseyfunds.com within 30 calendar days after each calendar quarter-end. The calendar quarter-end holdings for the Funds will remain posted on the website at least until the date of the next required regulatory filing with the Commission. Portfolio holdings information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the website. Additionally, the Funds may choose to disclose end-of-month holdings within 30 calendar days of the month-end.

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings, pursuant to which the securities activities engaged in or contemplated for the Funds or the securities held by the Funds may not be disclosed to any person except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above may include annual certifications relating to the confidentiality of such information or conditioning the receipt of such information upon the recipient’s agreement to maintain the confidentiality of the information. Any disclosure made pursuant to item (5) above is subject to confidentiality requirements, may only be made for legitimate business purposes, and will be reported to the Board of Trustees at its next quarterly meeting.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust’s agreements with such service providers. The Trust’s independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is filed with the SEC on Form N-CSR or Form N-Q, as applicable.

As of October 31, 2008, the Trust has ongoing business arrangements with the following entities which involve making non-public portfolio holdings information available to such entities as an incidental part of the business services they provide to the Trust: (1) U.S. Bancorp Fund Services, LLC, the Administrator, and The Bank of New York Mellon Corporation (the “Custodian”) pursuant to agreements with such entities under which the Trust’s portfolio holdings information is provided daily on a real-time basis; and (2) PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and Paul, Hastings, Janofsky & Walker LLP, attorneys engaged by the Trust to whom the Trust provides portfolio holdings information as needed with no lag times after the date of the information.  In addition, the Funds’ portfolio holdings are disclosed to the following service providers as part of ongoing arrangements that serve legitimate business purposes: FactSet Research Systems, Hewitt Associates, Lipper Analytical Services, Morningstar Inc., Cambridge Associates, and Brouwer & Janachowski Inc.

Neither the Trust, the Advisor, nor any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Trust to such entities for the services provided by them to the Trust). In the event of a conflict between the interests of Fund shareholders and those of the Advisor, the Trust’s principal underwriter, or any affiliated person of the Trust, the Advisor or the Trust’s principal underwriter, the CCO will make a determination in the best interests of the Funds’ shareholders, and will report such determination to the Board of Trustees at the end of the quarter in which such determination was made.

Proxy Voting

The Trust’s Board of Trustees has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight.

A conflict of interest may be deemed to occur when the Advisor or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Advisor’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Advisor is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved. The Advisor will resolve such conflicts as follows: (1) to the extent that the Advisor has little or no discretion to deviate from the proxy policies with respect to the proposal in question, the Advisor will vote in accordance with such pre-determined voting policy; and (2) to the extent that the Advisor has discretion to deviate from the proxy policies with respect to the proposal in question, the Advisor will disclose the conflict to the Board of Trustees and obtain their consent to the proposed vote before voting the securities.

The Advisor’s proxy voting policies and procedures (the “Proxy Policies”) require the Advisor to vote proxies received in a manner consistent with the best interests of its clients, including the Funds. The Proxy Policies also require the Advisor to vote proxies in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds. However, the Proxy Policies permit the Advisor to abstain from voting proxies in the event that a Fund’s economic interest in the matter being voted upon is limited relative to the Fund’s overall portfolio or the impact of the Fund’s vote will not have an effect on its outcome or on the Fund’s economic interests.

Certain of the voting guidelines set forth in the Proxy Policies are summarized below:

(1) The Advisor generally votes for: uncontested director nominees recommended by management; the election of auditors recommended by management, unless a dispute exists over policies; limiting directors’ liability; eliminating preemptive rights; approving employee stock purchase plans; and establishing employee benefit plans.

(2) The Advisor generally votes against: entrenching the board or adopting anti-takeover measures; adopting cumulative voting rights; and adopting or endorsing social issues.

Although many proxy proposals can be voted in accordance with these proxy voting guidelines, some proposals will require special consideration. The Advisor will make a decision on a case-by-case basis in these situations, including proposals to eliminate director mandatory retirement policies, rotate annual meeting locations and dates, grant options and stock to management and directors, and indemnify directors and/or officers.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (1) without charge, upon request, by calling 1-800-258-9232; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each Fund is determined on each day that the New York Stock Exchange (the “Exchange”) is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund’s portfolio securities that the Fund’s net asset value per share might be materially affected. The Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

An example of how the Funds calculated the total offering price per share as of October 31, 2008 is as follows:

PRIMECAP Odyssey Stock Fund

Net Assets	=	Net Asset Value per share
Shares Outstanding

$186,971,151	=	$10.10
18,503,767

PRIMECAP Odyssey Growth Fund

Net Assets	=	Net Asset Value per share
Shares Outstanding

$412,379,856	=	$10.07
40,960,083

PRIMECAP Odyssey Aggressive Growth Fund

Net Assets	=	Net Asset Value per share
Shares Outstanding

$225,428,310	=	$9.46
23,820,611

Securities for which market quotations are readily available are valued at latest reported prices. Securities for which the primary market is a national securities exchange are valued at last reported sale prices. Securities traded on the National Association of Securities Dealers Automated Quotations National Market System are valued at the NASDAQ Official Closing Price. Over-the-counter securities that are not traded on NASDAQ National Market System are valued at the most recent trade price. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean between the bid and asked prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer. Foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments, maturing in 61 days or more, for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent pricing service. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost. Options listed on a national exchange are valued at the last sales price at the close of trading on such exchange or, if there was not any sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange or, in the absence of any sale on the valuation date, at the mean between the bid and asked prices.

All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by PRIMECAP Management in accordance with procedures adopted by the Trustees. These procedures delegate such determinations to a Pricing Committee comprised of officers of PRIMECAP Management and other officers of the Trust, subject to ratification by the Board of Trustees at their next regular meeting (or more frequently if there is a significant valuation issue). The procedures require PRIMECAP Management to determine an appropriate methodology for determining the fair value of such a security, subject to approval and regular monitoring by the Committee. Such methodologies may include, among other things, the cost of the security to a Fund; traditional valuation methods such as earnings multiples and discounts of similar freely tradable securities; and assessments of matters such as the issuer’s fundamental condition, market conditions, valuations of companies in the same or similar industries, values used by other holders and analysts, size of the Fund’s position, recent trades of the same type or class of the issuer’s securities, outstanding offers to purchase the securities, and prospects for registration of restricted securities.

PURCHASE AND REDEMPTION OF SHARES

See “Purchasing and Adding to Your Shares” in the prospectus for certain information as to the purchase of Fund shares.

Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board of Trustees; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers.

The Trust intends to pay in cash for all shares of a Fund redeemed, but reserves the right to make payment wholly or partly in shares of readily marketable investment securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers to execute transactions in its portfolio securities. In connection with its duties to arrange for the purchase and sale of each Fund’s portfolio securities, PRIMECAP Management selects such broker-dealers (“Broker-Dealers”) as will, in its judgment, implement the policy of the Trust to achieve quality execution at favorable prices through responsible Broker-Dealers, and in the case of agency transactions, at competitive commission rates. PRIMECAP Management may also deal directly with the selling or purchasing principal or market maker. In most cases, in dealing with a Broker-Dealer acting as principal or agent, the Trust pays a commission.

In allocating transactions to Broker-Dealers, PRIMECAP Management is authorized to consider, in determining whether a particular Broker-Dealer will provide best execution, the Broker-Dealer’s reliability, integrity, financial condition, and risk in positioning the securities involved, as well as the difficulty of the transaction in question. The Trust need not pay the lowest spread or commission where PRIMECAP Management believes that another Broker-Dealer would offer greater reliability or provide a better price or execution. In addition, although a higher commission is generally not paid to brokers who supply brokerage and research services, PRIMECAP Management has adopted a brokerage allocation policy in reliance on Section 28(e) of the Securities and Exchange Act of 1934, permitting it to cause a Fund to pay commission rates in excess of those another Broker-Dealer would have charged if PRIMECAP Management determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the Broker-Dealer, viewed either in terms of the particular transaction or PRIMECAP Management’s overall responsibilities as to the accounts over which it exercises investment discretion.

Research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. In addition, services and equipment which facilitate the execution and monitoring of securities transactions may be provided by Broker-Dealers by providing rapid communications with financial markets and Broker-Dealers, or by providing real-time tracking of orders, settlements, investment positions and relevant investment criteria and restrictions applicable to the execution of securities transactions. In some cases, brokerage services are generated by third parties but are provided to PRIMECAP Management by or through Broker-Dealers. The Funds did not pay any firms for research, statistical, or other services provided.

The table below sets forth the amount of brokerage commissions paid by the Advisor for each Fund for the last three fiscal years:

Brokerage Commissions	2008	2007	2006
PRIMECAP Odyssey Stock Fund	$91,262(1)	$134,061	$69,075
PRIMECAP Odyssey Growth Fund	$259,229(1)	$343,775	$210,989
PRIMECAP Odyssey Aggressive Growth Fund	$187,638(1)	$413,868	$169,729

(1) The change in brokerage commissions for the PRIMECAP Odyssey Funds from the 2007 fiscal year to the 2008 fiscal year is predominantly due to a reduction in the average brokerage commission rate paid.

PRIMECAP Management has a fiduciary duty to achieve best execution for every trade. In order to determine best execution, the SEC has stated that “a money manager should consider the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility, and responsiveness to the money manager.” PRIMECAP Management has adopted best execution policies and procedures designed to ensure it is achieving the most favorable execution terms reasonably available given the specific circumstances of each trade.

Brokerage and research services provided by Broker-Dealers may be used to service any or all of the clients of PRIMECAP Management and/or may be used in connection with accounts other than those that pay commissions to the Broker-Dealer providing the brokerage and research services.

Purchases and sales of equity securities on a securities exchange are effected through Broker-Dealers who charge a negotiated commission for their services. Securities are also often traded with Broker-Dealers acting as principal for their own accounts, with a stated commission. The price of the security may also include a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Purchases and sales of debt securities are usually principal transactions.

Although PRIMECAP Management makes investment decisions for the Trust independently from those of PRIMECAP Management’s other accounts, investments of the kind made by the Funds may often also be made by such other accounts. When PRIMECAP Management buys or sells the same security at substantially the same time on behalf of a Fund and one or more other accounts managed by PRIMECAP Management, PRIMECAP Management allocates available investments by such means as, in its judgment, result in fair treatment. PRIMECAP Management aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

Portfolio Turnover

As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions. Accordingly, while each Fund anticipates that its annual portfolio turnover rate should not normally exceed 50%, it is impossible to accurately predict portfolio turnover rates. A high turnover rate for a Fund’s portfolio involves correspondingly greater transaction costs in the form of brokerage commissions and dealer spreads, which are borne directly by the Fund. The portfolio turnover rate will not be a limiting factor when PRIMECAP Management deems portfolio changes appropriate. The portfolio turnover rates for the Funds for the previous two fiscal years were:

Portfolio Turnover	Fiscal Years Ended October 31,
	2008	2007
PRIMECAP Odyssey Stock Fund	9.66%(1)	5.87%
PRIMECAP Odyssey Growth Fund	12.72%(1)	4.83%
PRIMECAP Odyssey Aggressive Growth Fund	24.32%(1)	6.02%

(1) The increase in portfolio turnover for the PRIMECAP Odyssey Funds from the 2007 fiscal year to the 2008 fiscal year is due to higher sales activity.

FEDERAL TAX INFORMATION

The prospectus describes generally the federal tax treatment of distributions by the Funds. This section of the SAI includes certain additional information concerning federal income taxes.

Federal Income Tax Consequences

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Qualification by a Fund as a “regulated investment company” under the Code generally requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, payments with respect to securities loans, dividends, gains from the sale or other disposition of securities or options thereon, and certain related income; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and net capital gains distributed to their shareholders, provided that they distribute to their shareholders at least 90% of their net investment income and tax-exempt income earned in each year.  If a Fund fails to qualify as a regulated investment company under Subchapter M for any reason, the Fund would be subject to federal taxes, and possibly other taxes, on the income and gains. Distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits.

A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain minimum distribution requirements on a calendar year basis. For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year (and also will be taxable to shareholders in such year) if the dividend is actually paid in the following January. Each Fund intends to distribute substantially all of its net investment income and net capital gains, and thus expects not to be subject to the excise tax.

Gains or losses on sales of portfolio securities by a Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where a Fund acquires a put or writes a call thereon or otherwise engages in a transaction that “tolls” the Fund’s holding period. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be “marked to market” for federal income tax purposes. In this regard, they will be deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the marked to market rule and the “60%/40%” rule. Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., debt instruments and stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

Income and dividends received by any of the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Funds. Because each Fund is expected to limit its investment in foreign securities, the Fund may not be eligible to elect to “pass through” foreign tax credits to shareholders.

Taxation of Shareholders

Shareholders will be taxed on the distributions made by the Funds whether received in cash or reinvested in Fund shares. The amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income, and other matters.

A capital gains distribution or dividend will be a return of invested capital to the extent the net asset value of an investor’s shares is thereby reduced below his or her cost, even though the distribution would be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal income tax purposes.

Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Other Taxes

Distributions also may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

Foreign Shareholders

Under the Code, distributions of net investment income (including distributions of short-term capital gains) by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax at the rate of 30% or a lower treaty rate. Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gains (and for tax years ending before January 1, 2010, dividends properly designated as “interest-related dividends” or “short-term capital gain dividends”) derived by non-resident aliens or foreign entities that are not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year (in which case the individual may be treated as a U.S. resident in any event).

Other Matters

Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules such as the original issue discount and marked to market rules that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

CALCULATION OF TOTAL RETURN

Average Annual Total Return

Average annual total return quotations used in the Funds’ prospectus are computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1 + T)(n) = ERV

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return; “n” represents the number of years; and “ERV” represents the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters.

Average Annual Total Return (after taxes on distributions)

The Funds’ quotations of average annual total returns (after taxes on distributions) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions); “n” represents the number of years; and “ATV(D)” represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after taxes on distributions and redemption)

The Funds’ quotations of average annual total returns (after taxes on distributions and redemption) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions and redemption); “n” represents the number of years; and “ATV(DR)” represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Other Information

Performance data of the Funds quoted in advertising and other promotional materials represents past performance and are not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, the Funds may compare their performance with data published by Lipper, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., and others. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Morningstar, and others. Advertising and promotional materials also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, and Barron’s.

GENERAL INFORMATION

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Shares of the Funds

Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. The Agreement and Declaration of Trust of the Trust (the “Declaration”) specifically authorizes the Board to terminate the Trust (or any of its series) by notice to the shareholders without shareholder approval. In the event of the liquidation or dissolution of a Fund or the Trust, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in the Declaration and the Bylaws of the Trust, shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable, including changing fundamental policies, electing or removing Trustees, and approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws, or by the Declaration. Any lesser number will be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

When certain matters affect one series or class but not another, the shareholders will vote as a series or class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate unless otherwise required by the 1940 Act. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory agreement is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds.

As used in the prospectus and in this Statement of Additional Information, the term “majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (x) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (y) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of January 31, 2009, the following shareholders were considered either a control person or principal shareholder of the Funds:

Principal Holders of the PRIMECAP Odyssey Stock Fund
Name and Address	% Ownership	Type of Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	33.98%	Record

National Financial 200 Liberty St. New York, NY 10281	25.88%	Record

Charles Schwab Co. 101 Montgomery Street San Francisco, CA 94104	16.12%	Record

Principal Holders of the PRIMECAP Odyssey Stock Fund
Name and Address	% Ownership	Type of Ownership
Prudential Investment Management P.O. Box 30958 New York, NY 10087	9.99%	Record

Principal Holders of the PRIMECAP Odyssey Growth Fund
Name and Address	% Ownership	Type of Ownership
National Financial 200 Liberty St. New York, NY 10281	28.21%	Record

Charles Schwab Co. 101 Montgomery Street San Francisco, CA 94104	27.94%	Record

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.80%	Record

Principal Holders of the PRIMECAP Odyssey Aggressive Growth Fund
Name and Address	% Ownership	Type of Ownership
National Financial 200 Liberty St. New York, NY 10281	36.32%	Record

Charles Schwab Co. 101 Montgomery Street San Francisco, CA 94104	27.13%	Record

Custodian

The Bank of New York Mellon Corporation has been retained as custodian for the Funds. The Custodian’s address is One Wall Street, New York, New York 10286. With regard to each Fund, the Custodian, among other things maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services, the Custodian receives a customary fee.

Independent Registered Public Accounting Firm and Counsel

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain Commission filings. Its office is located at Three Embarcadero Center, San Francisco, California 94111.

Paul, Hastings, Janofsky & Walker LLP serves as legal counsel for the Trust and the Advisor. Its office is located at 515 South Flower Street, Los Angeles, California 90071.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s AML Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program.

Procedures to implement the AML Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Financial Statements

The Annual Report to shareholders for the Funds for the fiscal year ended October 31, 2008 is a separate document supplied upon request, and the financial statements, accompanying notes, and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

PRIMECAP ODYSSEY FUNDS

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust (B)

(b)	Amended and Restated By-Laws (B)

(c)	Instruments Defining Rights of Security Holder - not applicable

(d)	Investment Advisory Agreement (C)

(e)	Distribution Agreement (C)

(f)	Bonus or Profit Sharing Contracts - not applicable

(g)	Custody Agreement (C)

(h)	Other Material Contracts

(1)	Fund Administration Servicing Agreement – filed herewith.

(2)	Transfer Agent Agreement (C)

(3)	Fund Accounting Servicing Agreement – filed herewith.

(4)	License Agreement between PRIMECAP Odyssey Funds and PRIMECAP Management Company (A)

(5)	Expense Limitation Agreement (C)

(6)	Power of Attorney of Trustees and Officers (B)

(7)	Secretary's Certificate Regarding Power of Attorney of Officers (B)

(8)	Power of Attorney for Trustee Joe Uzelac (D)

(i)	Legal Opinion and Consent (B)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Omitted Financial Statements - not applicable

(l)	Initial Capital Agreement (B)

(m)	Distribution Plans - not applicable

(n)	Rule 18f-3 Plan - not applicable

(o)	Reserved

(p)	Code of Ethics:

(1)  PRIMECAP Odyssey Funds (B)

(2)  PRIMECAP Management Company (B)

(A) Incorporated by reference to Registrant's Initial Registration on Form N-1A (File Nos. 333-117063 and 811-21597) filed with the Securities and Exchange Commission on July 1, 2004.

(B) Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the Securities and Exchange Commission on October 4, 2004.

(C) Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the Securities and Exchange Commission on October 29, 2004.

(D) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to Form N-1A (File Nos. 333-117063 and 811-21597) filed with the Securities and Exchange Commission on February 21, 2008.

Item 24. Persons Controlled by or Under Common Control with the Funds

Not applicable.

Item 25. Indemnification

Article 6 of the Registrant's Amended and Restated By-Laws, filed as an Exhibit to this Registration Statement, states as follows:

6.1 Indemnification. The Trust shall promptly indemnify and hold harmless each of its trustees and officers, and may indemnify and hold harmless any of its employees and agents, against any liabilities or expenses (collectively, "Liability") actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Trust, to the fullest extent permitted by the Declaration of Trust and the laws of the State of Delaware, the Securities Act of 1933, and the 1940 Act, as now or hereafter in effect, subject to the provisions of paragraphs (a) and (b) of this Section 6.1. The Board of Trustees may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time these By-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these By-laws shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(a) Special Condition. With respect to Liability to the Trust or its Holders, and subject to applicable state and federal law, a trustee or officer shall be indemnified and held harmless pursuant to this Section 6.1 against any Liability to the Trust or its Holders unless such Liability arises by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office as defined in Section 17(h) of the 1940 Act ("disabling conduct").

(b) Special Process Condition. With respect to Liability to the Trust or its Holders, no indemnification shall be made unless a determination has been made by reasonable and fair means that the trustee or officer has not engaged in disabling conduct. In making such a determination, the Board of Trustees shall act in conformity with then applicable law and administrative interpretations, and shall afford a trustee requesting indemnification who is not an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such trustee did not engage in disabling conduct while acting in his or her capacity as a trustee.

6.2 Advancement of Expenses. The Trust shall promptly advance funds to its trustees and officers, and may advance funds to its employees and agents, to cover expenses they incur with respect to any proceeding arising out of or in connection with their service to the Trust, to the fullest extent permitted by the Declaration of Trust and the laws of the State of Delaware, the Securities Act of 1933, and the 1940 Act, as now or hereafter in effect.

(a) Affirmation of Conduct. A request by a trustee or officer for advancement of funds pursuant to this Section 6.2 shall be accompanied by the trustee's or officer's written affirmation of his or her good faith belief that he or she met the standard of conduct necessary for indemnification, and such other statements, documents or undertakings as may be required under applicable law.

(b) Special Conditions to Advancement. With respect to Liability to the Trust or its Holders, and subject to applicable state and federal law, a trustee or officer shall be entitled to advancements of expenses pursuant to this Section 6.2 against any Liability to the Trust or its Holders if (1) the Trust has obtained assurances required under applicable law, such as by obtaining insurance or receiving collateral provided by the trustee or officer, that the advance will be repaid if the trustee or officer is found to have engaged in disabling conduct, or (2) the Board has a reasonable belief that the trustee or officer has not engaged in disabling conduct and ultimately will be entitled to indemnification. In forming such a reasonable belief, the Board of Trustees shall act in conformity with then applicable law and administrative interpretations, and shall afford a trustee requesting an advance who is not an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such trustee did not engage in disabling conduct while acting in his or her capacity as a trustee.

6.3 Insurance. The Trust shall purchase and maintain in effect one or more policies of insurance on behalf of its trustees and officers in such amounts and with such coverage as shall be determined from time to time by the Board of Trustees, and may purchase and maintain such insurance for any of its employees and agents, issued by a reputable insurer or insurers, against any expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Trust, with customary limitations and exceptions, whether or not the Trust would have the power to indemnify such person against such expenses pursuant to this Article 6.

6.4 General Provisions.

(a) Non-Exclusive Rights. The provisions for indemnification of, and advancement of expenses to, trustees and officers of the Trust set forth in this Article 6 shall not be deemed exclusive of any other contractual or legal rights to which a trustee or officer may otherwise be entitled.

(b) Continuation of Provisions. The provisions of this Article 6 shall continue as to a person who has ceased to provide service to the Trust and shall inure to the benefit of his or her spouses, heirs, assigns, devisees, executors, administrators and legal representatives. No amendment of the Declaration of Trust or By-Laws of the Trust shall limit or eliminate the right of a person to indemnification, advancement of expenses and insurance set forth in this Article 6 with respect to his or her acts, omissions or service to the Trust occurring prior to such amendment.

6.5 Definitions. For purposes of this Article 6, the following terms shall have the following meanings:

(a) "Expenses" shall include without limitation all judgments, penalties, fines, amounts paid or to be paid in settlement, ERISA excise taxes, liabilities, losses, interest, expenses of investigation, attorneys' fees, retainers, court costs, transcript costs, fees of experts and witnesses, expenses of preparing for and attending depositions and other proceedings, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other costs, disbursements or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or acting as a witness in a proceeding.

(b) The term "proceeding" shall include without limitation any threatened, pending or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, investigation, hearing, or other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative or investigative.

(c) A person's "service to the Trust" shall include without limitation his or her service as a trustee, officer, employee, agent or representative of the Trust, and his or her service at the request of the Trust as a trustee, officer, employee, agent or representative of another trust, partnership, joint venture, trust, employee benefit plan or other enterprise.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

To the knowledge of Registrant none of the directors or officers of PRIMECAP Management Company is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27. Principal Underwriter

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Internet Fund, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
AIP Alternative Strategies Funds	Kensington Funds
Allied Asset Advisors Funds	Keystone Mutual Funds
Alpine Equity Trust	Kiewit Investment Fund, LLLP
Alpine Income Trust	Kirr Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Artio Global Equity Fund, Inc.	Masters' Select Funds Trust
Artio Global Investment Funds	Matrix Advisors Value Fund, Inc.
Brandes Investment Trust	Monetta Fund, Inc.
Brandywine Blue Fund, Inc.	Monetta Trust
Brazos Mutual Funds	MP63 Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cullen Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Empiric Funds, Inc.	Primecap Odyssey Funds
Fairholme Funds, Inc.	Professionally Managed Portfolios
First American Funds, Inc.	Prospector Funds, Inc.
First American Investment Funds, Inc.	Purisima Funds
First American Strategy Funds, Inc.	Quaker Investment Trust

Fort Pitt Capital Funds	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	Rockland Funds Trust
Glenmede Portfolios	Thompson Plumb Funds, Inc.
Greenspring Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Underlying Funds Trust
Hennessy Funds Trust	USA Mutuals Funds
Hennessy Funds, Inc.	Wexford Trust
Hennessy Mutual Funds, Inc.	Wisconsin Capital Funds, Inc.
Hotchkis & Wiley Funds	WY Funds
Intrepid Capital Management Funds Trust

(b)           To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant

James R. Schoenike	President, Board Member	None

Andrew M. Strnad	Secretary	None

Joe D. Redwine	Board Member	None

Robert Kern	Board Member	None

Eric W. Falkeis	Board Member	None

Susan LaFond	Treasurer	None

Teresa Cowan	Assistant Secretary	None

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)           Not applicable.

Item 28. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Ste. 100 Glendora, CA 91741
Registrant's Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan St Milwaukee, WI 53202
Registrant's Investment Adviser	PRIMECAP Management Company 225 South Lake Avenue, Suite 400 Pasadena, CA 91101-3005
Registrant's Custodian	The Bank of New York Mellon Corporation One Wall Street, New York, NY 10286
Registrant's Distributor	Quasar Distributors, LLC 615 East Michigan St Milwaukee, WI 53202

Item 29. Management Services

There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 7 to its Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, the State of California, on this 25th day of February, 2009.

PRIMECAP ODYSSEY FUNDS

/s/Joel P. Fried
Joel P. Fried
Co-Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on February 25, 2009.

Name	Title

/s/Howard B. Schow*	Co-Chief Executive Officer
Howard B. Schow	(Principal Executive Officer)

/s/Joel P. Fried	Co-Chief Executive Officer, Trustee
Joel P. Fried	(Principal Executive Officer)

/s/Theo A. Kolokotrones*	Co-Chief Executive Officer
Theo A. Kolokotrones	(Principal Executive Officer)

/s/Benjamin F. Hammon*	Trustee
Benjamin F. Hammon

/s/Wayne H. Smith*	Trustee
Wayne H. Smith

/s/Joseph G. Uzelac*	Trustee
Joseph G. Uzelac

Trustee
Elizabeth D. Obershaw

/s/David H. Van Slooten*	Chief Financial Officer and Secretary
David H. Van Slooten	(Principal Financial Officer)

/s/Joel P. Fried
*Joel P. Fried
Attorney-in-Fact pursuant to Power of Attorney previously filed with the Registrant’s Registration Statement.

EXHIBIT INDEX

Exhibit	Exhibit No.

Fund Administration Servicing Agreement	EX-99.h.1

Fund Accounting Servicing Agreement	EX-99.h.3

Consent of Independent Public Accountants	EX-99.j